                                                                 EXHBIT 10.101

                               BENEFITS AGREEMENT

        This BENEFITS AGREEMENT (this "Agreement"), effective as of January 1, 1998 (the "Effective Date), is made by and between COLLAGEN CORPORATION, a Delaware corporation ("Collagen"), and COHESION TECHNOLOGIES, INC., a Delaware corporation formerly known as Collagen Technologies, Inc. ("Technologies").

                                    RECITALS

        1. Collagen is currently the owner of all outstanding shares of common stock of Technologies.

        2. Collagen intends to transfer the assets and liabilities, including employees, of certain product lines to Technologies, as more fully described in the Separation and Distribution Agreement, effective as of January 1, 1998, between Collagen and Technologies (the "Separation Agreement").

        3. Collagen and Technologies intend that certain employee benefits be provided to certain employees of Collagen and Technologies under certain employee benefit plans or programs following the Effective Date; and

        4. Collagen and Technologies intend to cause certain of their respective plans to transfer accrued liabilities and assets relating to such liabilities between such plans.

        NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        Except as otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Separation Agreement. In addition, for the purposes of this Agreement, the capitalized terms set forth below shall have the meanings set forth in this Article I:

        1.1 "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and any applicable state law requiring continuation coverage under a medical plan.

        1.2 "Collagen 401(k) Plan" means the Collagen Corporation 401(k) Savings Plan.

        1.3 "Collagen ESPP" means the Collagen Corporation 1985 Employee Stock Purchase Plan.

        1.4 "Collagen Plan" means any employee benefit plan or program maintained by Collagen.


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        1.5 "Collagen Stock Options" means options to purchase shares of
Collagen Common Stock granted prior to the Distribution Date pursuant to the Collagen Corporation 1984 Incentive Stock Option Plan, as amended, the Collagen Corporation 1990 Directors' Stock Option Plan, as amended or the Collagen Corporation 1994 Stock Option Plan, as amended.

        1.6 "Collagen Welfare Plans" means the Collagen medical plan, dental benefit plan, vision plan, Employee Assistance Program, life insurance plan, AD&D insurance plan, long term disability insurance plan, supplemental life insurance plan, personal time program, medical reimbursement plan and dependent care reimbursement plan.

        1.7 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        1.8 "Fair Market Value" means, as of any date, the fair market value of a share of Common Stock of Collagen or Technologies, as applicable, determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board of Directors of the issuing company.

        1.9 "Technologies 401(k) Plan" means the Cohesion Technologies, Inc. 401(k) Savings Plan to be adopted by Technologies after the Effective Date.

        1.10 "Technologies Medical Plans" means the medical, dental and vision plans established by Technologies which provide benefits which are comparable to the benefits provided under the medical, dental and vision plans that are Collagen Welfare Plans.

        1.11 "Technologies Plan" means any employee benefit plan or program maintained by Technologies.


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        1.12 "Technologies Welfare Plans" means the welfare benefit plans established by Technologies which correspond to benefits provided under the Collagen Welfare Plans.

        1.13 "Transferred Technologies Employee" means any person whose relationship with Collagen or a member of the Collagen Group, prior to the Effective Date, under common law is that of an employee and who, as of the Effective Date, is transferred to, and becomes an employee of, Technologies or a Technologies Subsidiary as set forth on Schedule 2.4 of the Separation Agreement.

        1.14 "Unvested Collagen Stock Options" means Collagen Stock Options that, as of the applicable date, are not exercisable to purchase shares of Collagen Common Stock.

        1.15 "Vested Collagen Stock Options" means Collagen Stock Options that, as of the applicable date, are exercisable to purchase shares of Collagen Common Stock

                                   ARTICLE II
                                EMPLOYEE BENEFITS

        2.1 PROVISION OF EMPLOYEE BENEFITS. The employee benefits described in Articles IV, V and VI of this Agreement shall be provided by Collagen for the time periods provided in such Articles to any person who is a Transferred Technologies Employee or who, on or after the Effective Date is or becomes an employee of Technologies or a member of the Technologies Group, subject to such employee's satisfaction of each Collagen Plan's eligibility requirements, the terms and conditions of each such plan and the terms and conditions of such Articles. The stock option benefits described in Article III shall be provided by Collagen and Technologies, as applicable, subject to each optionee's satisfaction of applicable eligibility requirements and the other terms and conditions of the relevant option plan, the provisions of applicable laws and regulations and the terms and conditions of Article III.

        2.2 CORPORATE ACTION. Collagen and Technologies shall each take all action necessary, pursuant to the terms of the Collagen Plans or otherwise, to cause Technologies and any member of the Technologies Group to continue as a participating employer in the Collagen Plans, and permit the participation by employees of Technologies and members of the Technologies Group in such plans, to the extent described in this Agreement.

        2.3. LEGAL REQUIREMENTS. Notwithstanding any other provision of this Agreement to the contrary, Collagen may restrict any employee of Technologies or any member of the Technologies Group from participating in or may limit such employee's benefits under any Collagen Plan if Collagen determines in good faith (and without disadvantaging employees of Technologies in favor of employees of Collagen) that such restriction or limitation is reasonably necessary to preserve the tax-favored status of such plan or to maintain such plan's compliance with ERISA or any other applicable legal requirement (including any non-discrimination requirement). Collagen shall promptly notify Technologies if Collagen is considering any such action.


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        2.4 COLLAGEN'S RIGHT TO AMEND PLANS. Except to the extent limited by law, nothing contained in this Agreement shall preclude Collagen from amending any Collagen Plan; provided, however, that Collagen may not amend any Collagen Plan in order to avoid its obligations under this Agreement. Prior to adopting any amendment to any Collagen Plan, representatives of Collagen will consult with representatives from Technologies with respect to such amendment, but if the representatives of Collagen and Technologies do not agree with respect to such amendment, the decision of the representatives of Collagen shall prevail and Collagen shall have the right to effect such amendment, provided that the conditions set forth in the first sentence of this Section 2.4 are satisfied. Collagen shall provide notice to Technologies if Collagen adopts any material amendment to any Collagen Plan during the period in which Technologies or any member of the Technologies Group is a participating employer in such plan and where such amendment applies to employees of Technologies or any member of the Technologies Group.

                                   ARTICLE III
                                  STOCK OPTIONS

        3.1 EMPLOYEES AND CONSULTANTS.

               (a) Each employee (including officers) and consultant of Collagen or any Subsidiary of Collagen who, immediately prior to the Distribution Date, holds a Vested Collagen Stock Option will, in connection with the Distribution, receive two new options in replacement of the original Vested Collagen Stock Option, one to acquire shares of Collagen Common Stock and the other to acquire shares of Technologies Common Stock. The number of shares subject to each new option will be determined pursuant to a formula agreed upon by the Boards of Directors (or any committee thereof) of Collagen and Technologies, after consultation with legal and accounting advisors. The exercise prices of each of the new options will be determined using a formula intended to preserve any spread between the exercise price of the Vested Collagen Stock Option and the Fair Market Value of Collagen Common Stock prior to the Distribution. All other terms of the new options will be substantially identical to those of the Vested Collagen Stock Option; provided, however, that each of the new options will terminate within a specified number of days (as set forth in the original Vested Collagen Stock Option) following termination of the optionee's employment or consulting relationship with the entity (Collagen or Technologies) by which such optionee shall be employed or retained as a consultant following the Distribution. At the option of the respective Board of Directors (or any committee thereof), out-of-the-money options may be treated differently.

        (b) Each employee (including officers) and consultant of Collagen or any Subsidiary of Collagen who, immediately prior to the Distribution Date, holds an Unvested Collagen Stock Option will, in connection with the Distribution, receive a new option in replacement of the Unvested Collagen Stock Option to acquire shares of Common Stock of the entity (Collagen or Technologies) by which such optionee shall be employed or retained as a consultant following the Distribution. The number of shares subject to the new option will be determined pursuant to a formula agreed upon by the Boards of Directors (or any committee thereof) of Collagen and Technologies, after consultation with legal and accounting advisors. The exercise price of the


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new option will be determined using a formula intended to preserve that portion of any spread between the exercise price of the Unvested Collagen Stock Option and the Fair Market Value of Collagen Common Stock prior to the Distribution that is attributable to the entity issuing the new option. All other terms of the new option, including vesting, will be substantially identical to those of the Unvested Collagen Stock Option; provided, however, that the new option will terminate within a specified number of days (as set forth in the original Unvested Collagen Stock Option) following termination of the optionee's employment or consulting relationship with the entity (Collagen or Technologies) by which such optionee shall be employed or retained as a consultant following the Distribution. At the option of the respective Board of Directors (or any committee thereof), out-of-the-money options may be treated differently.

        (c) The exercise price of each new option received by employees and consultants pursuant to Sections 3.1(a) and 3.1(b) will generally be determined based on a percentage of the post-Distribution Fair Market Value of either a Collagen or Technologies share of Common Stock, as applicable, equal to a pro rata percentage of the exercise price of the original option compared to the Fair Market Value of a share of Collagen Common Stock prior to the Distribution (i.e. a pro rata adjustment to the exercise price based on the relationship between the Fair Market Value of the underlying stock immediately before and after the Distribution).

        (d) Following the Distribution, the Boards of Directors (or any committee thereof) of Collagen and Technologies may, at their discretion, grant additional options to their respective employees (including officers) and consultants at such time or times and having such terms as are determined by the respective Board of Directors (or any committee thereof).

        3.2 NON-EMPLOYEE DIRECTORS.

               (a) Each non-employee director of Collagen who, immediately prior to the Distribution Date, holds a Vested Collagen Stock Option will, in connection with the Distribution, receive two new options in replacement of the original Vested Collagen Stock Option, one to acquire shares of Collagen Common Stock and the other to acquire shares of Technologies Common Stock. The number of shares subject to each new option will be determined pursuant to a formula agreed upon by the Boards of Directors (or any committee thereof) of Collagen and Technologies, after consultation with legal and accounting advisors. The exercise prices of each of the new options will be determined using a formula intended to preserve any spread between the exercise price of the Vested Collagen Stock Option and the Fair Market Value of Collagen Common Stock prior to the Distribution. All other terms of the new options will be substantially identical to those of the Vested Collagen Stock Option; provided, however, that each of the new options will terminate within a specified number of days (as set forth in the original Vested Collagen Stock Option) following termination of the optionee's service as a director of the entity (Collagen or Technologies) for which such optionee shall serve as a director following the Distribution. At the option of the respective Board of Directors (or any committee thereof), out-of-the-money options may be treated differently.

        (b) Each non-employee director of Collagen who, immediately prior to the Distribution Date, holds an Unvested Collagen Stock Option will, in connection with the


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Distribution, receive a new option in replacement of the Unvested Collagen Stock
Option to acquire shares of Common Stock of the entity (Collagen or Technologies) for which such optionee shall serve as a director following the Distribution. The number of shares subject to the new option will be determined pursuant to a formula agreed upon by the Boards of Directors (or any committee thereof) of Collagen and Technologies, after consultation with legal and accounting advisors. The exercise price of the new option will be determined using a formula intended to preserve that portion of any spread between the exercise price of the Unvested Collagen Stock Option and the Fair Market Value of Collagen Common Stock prior to the Distribution that is attributable to the entity issuing the new option. All other terms of the new option, including vesting, will be substantially identical to those of the Unvested Collagen Stock Option; provided, however, that the new option will terminate within a specified number of days (as set forth in the original Unvested Collagen Stock Option) following termination of the optionee's service as a director of the entity (Collagen or Technologies) for which such optionee shall serve as a director following the Distribution. At the option of the respective Board of Directors (or any committee thereof), out-of-the-money options may be treated differently.

        (c) The exercise price of each new option received by non-employee directors pursuant to Sections 3.2(a) and 3.2(b) will generally be determined based on a percentage of the post-Distribution Fair Market Value of either a Collagen or Technologies share of Common Stock, as applicable, equal to a pro rata percentage of the exercise price of the original option compared to the Fair Market Value of a share of Collagen Common Stock prior to the Distribution (i.e. a pro rata adjustment to the exercise price based on the relationship between the Fair Market Value of the underlying stock immediately before and after the Distribution).

        (d) Either or both of the 1998 Director Stock Option Plans adopted by Collagen and Technologies may provide for additional automatic grants to non-employee directors at the time of the Distribution. Following the Distribution, each non-employee director of Collagen and Technologies will be eligible to participate in the 1998 Director Stock Option Plan adopted by the company for which he or she serves as a director and to receive automatic annual option grants pursuant to such plan.

        3.3 REGISTRATION OF SHARES. Collagen will use its best efforts to register under the Securities Exchange Act of 1934, as amended, and applicable state securities laws the shares of Collagen Common Stock issuable upon exercise of the options issued pursuant to Sections 3.1 and 3.2. Technologies will use its best efforts to register under the Securities Exchange Act of 1934, as amended, and applicable state securities laws the shares of Technologies Common Stock issuable upon exercise of the options issued pursuant to Sections 3.1 and 3.2


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                                   ARTICLE IV
                                   401(k) PLAN

        4.1 PARTICIPATION IN COLLAGEN 401(k) PLAN. For the period beginning on the Effective Date and ending on the earlier of (a) the date on which Technologies adopts the Technologies 401(k) Plan or (b) the date on which Technologies and each member of the Technologies Group no longer qualify as participating employers in the Collagen 401(k) Plan, Technologies and each member of the Technologies Group shall be participating employers in the Collagen 401(k) Plan. Upon agreement by Collagen and Technologies, Technologies shall take all action necessary to establish the Technologies 401(k) Plan (including, but not limited to, all action necessary to enable Technologies to administer such plan and to obtain a favorable determination letter from the Internal Revenue Service with respect to such plan) as soon as administratively practicable. Upon the effective date of the Technologies 401(k) Plan, Technologies and members of the Technologies Group shall no longer be participating employers in the Collagen 401(k) Plan and shall take all action necessary to effectuate their withdrawal as participating employers under the terms of the Collagen 401(k) Plan and to have the accounts, including outstanding loan balances, of all individual participants who are employees of Technologies or a member of the Technologies Group transferred to the Technologies 401(k) Plan. During the period when Technologies or any member of the Technologies Group is a participating employer in the Collagen 401(k) Plan, the Board of Directors of Technologies will determine the timing and extent of any matching contribution to be made on behalf of employees of Technologies or any member of the Technologies Group participating in the Collagen 401(k) Plan and Technologies shall bear all costs of making any such matching contribution (including, without limitation, the amount of any such matching contribution).

                                    ARTICLE V
                                WELFARE BENEFITS

        5.1 WELFARE BENEFITS PROVIDED UNDER COLLAGEN PLANS. During the period beginning on the Effective Date and ending on the earlier of (a) the date on which Technologies adopts a plan or program similar to the applicable Collagen Welfare Plan or (b) the date on which Technologies and each member of the Technologies Group no longer qualify as participating employers in the applicable Collagen Welfare Plan, Technologies and each member of the Technologies Group shall continue to be participating employers in each Collagen Welfare Plan. Technologies and each member of the Technologies Group shall take all action necessary to terminate its participation in and to withdraw as a participating employer under a Collagen Welfare Plan as of the earlier of (a) the date on which Technologies adopts a plan or program similar to the applicable Collagen Welfare Plan or (b) the date on which Technologies and each member of the Technologies Group no longer qualify as participating employers in the applicable Collagen Welfare Plan.

               Effective at such time after the Effective Date as is determined by the Board of Directors of Technologies, Technologies shall establish the Technologies Medical Plans. Any Technologies employee who is covered under the Collagen medical plan, the Collagen dental


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plan or the Collagen vision plan on the date of establishment of the applicable
Technologies Medical Plan, shall not be excluded from coverage under any Technologies Medical Plan due to a preexisting condition limitation under such Technologies Medical Plan to the extent such limitation would entitle such employee to elect COBRA coverage under the Collagen medical plan, the Collagen dental plan or the Collagen vision plan, as applicable.

        5.2 PAYMENT OF WELFARE PLAN COSTS.

               (a) With respect to each Transferred Technologies Employee and each employee of Technologies or any member of the Technologies Group who participates in the Collagen Welfare Plans, Technologies shall pay Collagen the costs described in Section 7.3 of this Agreement. Technologies shall pay all costs associated with the provision after the Effective Date of long-term disability benefits to any Transferred Technologies Employee and any employee of Technologies or any member of the Technologies Group. Technologies shall not pay Collagen any amount with respect to the provision of benefits under its or Collagen's personal time program, but instead shall pay directly the costs of providing such benefits.

                      Technologies shall pay all costs associated with the provision of benefits to any dependent of any Transferred Technologies Employee or any employee of Technologies or any member of the Technologies Group to the extent Technologies or any member of the Technologies Group is required to pay costs as an employer associated with the provision of welfare benefits to such Transferred Technologies Employee or employee of Technologies or any member of the Technologies Group. Any amounts paid by a Transferred Technologies Employee or an employee of Technologies or any member of the Technologies Group for dependent coverage shall, to the extent not paid directly to Technologies or the applicable member of the Technologies Group, be transferred or credited to Technologies or the applicable member of the Technologies Group. Collagen shall pay all costs as an employer associated with the provision of benefits to any dependent of any employee or former employee to the extent Collagen is required to pay costs as an employer associated with the provision of welfare benefits to such employee or former employee.

               (b) Notwithstanding the foregoing:

                      (i) Collagen shall pay all costs under the Collagen medical plan, the Collagen dental plan and the Collagen vision plan which as of the Effective Date have been incurred but not reported relating to any Transferred Technologies Employee and any employee of Technologies or any member of the Technologies Group, but only if claims for such costs are submitted in written form to Collagen within 365 days after the Effective Date.

                      (ii) Collagen shall pay all costs associated with the provision of long-term disability benefits through the Effective Date to any Transferred Technologies Employee and any employee of Technologies or any member of the Technologies Group who as of the Effective Date is receiving long-term disability benefits under any Collagen Welfare Plan.


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        5.3 TERMS OF COLLAGEN WELFARE PLANS. For so long as Technologies or any member of the Technologies Group is a participating employer in any Collagen Welfare Plan, a representative of Collagen and a representative of Technologies shall together negotiate the terms, including, without limitation, premiums, extent of coverage and available options, of any Collagen Welfare Plan that is subject to renewal, or that such representatives agree should be renegotiated. If the representatives of Collagen and Technologies do not agree with respect to any terms subject to negotiation, the decision of the representative of Collagen shall prevail.

        5.4 TERMS OF TECHNOLOGIES WELFARE PLANS. For so long as the Collagen or any member of the Collagen Group is a participating employer in any Technologies Welfare Plan, a representative of Technologies and a representative of Collagen shall together negotiate the terms, including, without limitation, premiums, extent of coverage and available options, of any Technologies Welfare Plan that is subject to renewal, or that such representatives agree should be renegotiated. If the representatives of Collagen and Technologies do not agree with respect to any terms subject to negotiation, the decision of the representative of Technologies shall prevail.

                                   ARTICLE VI
                       MISCELLANEOUS PLANS AND AGREEMENTS

        6.1 COLLAGEN EMPLOYEE STOCK PURCHASE PLAN. The Board of Directors of Collagen has designated Technologies and each Technologies Subsidiary as a "designated subsidiary" under the Collagen ESPP as of the Effective Date. The Collagen ESPP and the offering period that commenced on January 1, 1998 under the Collagen ESPP will terminate one week prior to the record date for the Distribution and all employee contributions through such date will be used to purchase shares of Collagen Common Stock. Each of Collagen and Technologies will adopt a new 1998 Employee Stock Purchase Plan, having such terms as are approved by the respective Board of Directors, and the initial offering periods under each such plan shall commence on or shortly after the Distribution Date.

        6.2 WORKERS' COMPENSATION.

               (a) Collagen shall retain the responsibility for all costs relating to Technologies employees and former Technologies employees relating to incidents occurring up to and including the Effective Date (including, but not limited to, workers' compensation claims which are filed after the Effective Date but which relate to incidents occurring on or prior to the Effective Date). Any amount by which actual expenses vary from the reserve established by Collagen for such expenses for periods prior to the Effective Date shall be retained by Collagen.

               (b) Technologies shall assume responsibility for all workers' compensation claims relating to Transferred Technologies Employees, Technologies employees and former employees relating to incidents beginning after the Effective Date. Technologies shall take all action necessary to effect timely return to work for all Transferred Technologies Employees, Technologies employees and former Technologies employees who are on a leave of absence from employment during which they were entitled to receive workers' compensation (including,


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
but not limited to, persons with respect to whom Collagen has the liability to pay workers' compensation claims).

        6.3 PERSONAL TIME PROGRAM. After the Effective Date, it is expected that Technologies shall maintain for its employees a personal time program. After the Effective Date, Technologies shall be responsible for costs incurred to provide personal time to Transferred Technologies Employees whether accrued before, on or after the Effective Date.

                                   ARTICLE VII
                             ADMINISTRATION OF PLANS

        7.1 PLAN ADMINISTRATION. Technologies and each member of the Technologies Group shall provide Collagen and its consultants and advisors whatever information or assistance is reasonably requested by Collagen from an employer participating in the Collagen Plans.

        7.2 INFORMATION TO BE PROVIDED TO COLLAGEN. To the extent not contrary to law, Technologies shall provide any information which Collagen may request, including but not limited to information relating to dates of termination of employment, in order to provide benefits to any eligible employee of Technologies or any member of the Technologies Group under the terms and conditions described in this Agreement and under the applicable Collagen Plans. Any such information relating to an employee's termination of employment shall be provided by Technologies to Collagen as soon as available to Technologies. Notwithstanding anything in this Agreement to the contrary, Collagen shall not be responsible for the payment of benefits to the extent Technologies does not disclose any information needed by Collagen to provide such benefits until Collagen receives such information.

        7.3 EXPENSES. Technologies shall pay the amounts necessary to cover (a) all ordinary claims costs that Collagen incurs in providing benefits after the Effective Date under any Collagen Plan for the Transferred Technologies Employees or any employees of Technologies or any member of the Technologies Group and (b) Technologies' pro rata share of ordinary administration and plan asset management expenses incurred in the operation of all Collagen Plans with respect to the period after the Effective Date in which Technologies or any member of the Technologies Group is a participating employer in such plans. Collagen and Technologies shall share equally any extraordinary costs, expenses or liabilities incurred by Collagen and relating to events occurring prior to the Distribution Date in connection with administration of the Collagen Plans on behalf of Technologies or any member of the Technologies Group, including, but not limited to, costs of amending plans to reflect coverage of the employees of Technologies or any member of the Technologies Group, costs of any conversion of any Collagen Plan to multiple employer plan status and costs of preparing any extraordinary communications to Transferred Technologies Employees or any employees or Technologies or any member of the Technologies Group concerning their employee benefits. Technologies shall pay any such extraordinary costs incurred by Collagen and relating to events occurring on or after the Distribution Date. Collagen shall obtain Technologies' written approval prior to incurring any such extraordinary costs, expenses or liabilities which are discretionary.


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        7.4 PAYMENT TERMS. Technologies shall pay the amounts owed to Collagen pursuant to Section 7.3 on a quarterly basis, within 30 days after receipt by Technologies of a detailed invoice for such expenses.

                                  ARTICLE VIII
                     SERVICE CREDIT; NO RIGHTS TO EMPLOYMENT

        8.1 SERVICE CREDIT. Each Transferred Technologies Employee shall receive credit for service provided as an employee of Collagen or any Affiliate of Collagen prior to the Effective Date for purposes of all Collagen Plans and Technologies Plans described in this Agreement.

        8.2 NO RIGHTS. This Agreement shall not give any employee or any person any right to continued employment or to any employee benefits. This Agreement shall not give any person other than a party any rights, including in particular any third-party beneficiary or other right, to enforce any provision of this Agreement or to receive damages for a breach of any such provision. Nothing in this Agreement shall obligate Collagen, Technologies or any of their respective direct or indirect Subsidiaries to assist any Technologies employee to enforce any rights such employee may have with respect to any of the employee benefits described in this Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

        9.1 MISCELLANEOUS PROVISIONS. This Agreement shall be subject to the terms and provisions set forth in Article XI of the Separation Agreement, which are hereby incorporated into this Agreement to the extent applicable.


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        IN WITNESS WHEREOF, the parties hereto have caused this Benefits
Agreement to be executed by their duly authorized representatives.

                                            COLLAGEN CORPORATION



                                            By:  /s/ Gary S. Petersmeyer
                                               -------------------------------

                                            Name:  Gary S. Petersmeyer

                                            Title:  President and CEO



                                            COHESION TECHNOLOGIES, INC.



                                            By:  /s/ David Foster
                                               -------------------------------

                                            Name:  David Foster

                                            Title:  CEO



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